UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2025

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

859 Ward Drive
Goleta, California		93111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

N

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Collaboration Agreement

On January 25, 2025, Inogen, Inc., a Delaware corporation (the “Company” or “Inogen”), entered into a Strategic Collaboration Agreement (the “Collaboration Agreement”) with Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. (“Yuwell”). The collaboration with Yuwell is expected to broaden Inogen's product portfolio through distribution of certain respiratory products in the United States and select other territories, expand and enhance Inogen's innovation pipeline through R&D collaboration, and accelerate the entry of Inogen's brand into the Chinese market. The Collaboration Agreement will establish guidelines and principles relating to the parties' cooperation with respect to distribution, research and development, licensing, and supply chain optimization. The parties have also entered into two distribution arrangements whereby Inogen will distribute certain products supplied by Yuwell in the United States and specified European countries and Yuwell will distribute certain products supplied by Inogen in specified Asia Pacific countries.

Securities Purchase Agreement

Concurrently with the execution of the Collaboration Agreement, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Yuwell (Hong Kong) Holdings Limited, a wholly-owned subsidiary of Yuwell (the “Investor”), pursuant to which the Investor will purchase 2,626,425 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $10.36, for an aggregate purchase price of approximately $27.2 million (the “Private Placement”). The Purchase Agreement contains customary representations and warranties of the Company, on the one hand, and the Investor, on the other hand, and customary conditions to closing. The closing of the Private Placement is expected to occur during the first quarter of 2025.

Registration Rights Agreement

Concurrently with the closing of the Private Placement, the Company will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investor, which provides that the Investor will have the right, beginning on the 180th calendar day following the date of the Registration Rights Agreement, to cause the Company to register the resale of the Shares issued to the Investor pursuant to the Purchase Agreement. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) as promptly as reasonably practicable and in any event no later than 30 calendar days after receiving a written request to do so from the Investor, and to use its reasonable best efforts to have the registration statement declared effective at the earliest possible date, but no later than the earlier of (i) the 75th calendar day following the initial filing date of the registration statement if the SEC notifies the Company that it will review the registration statement and (ii) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or will not be subject to further review, subject to certain exceptions if timely effectiveness is not achieved. Subject to certain restrictions, customary information rights and preemptive rights will be granted to the Investor under the Registration Rights Agreement for so long as the Investor owns at least 7.5% of the Company’s outstanding Common Stock.

Pursuant to the Registration Rights Agreement, the Company will also agree to, among other things, indemnify the Investor, each person who controls the Investor, the members, directors, officers, partners, employees, members, managers, agents, representatives and advisors of the Investor from certain liabilities and pay all fees and expenses incident to the Company’s obligations under the Registration Rights Agreement.

The securities to be issued and sold to the Investor under the Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation S promulgated thereunder, or under any state securities laws. The Company relied on this exemption from registration based in part on representations made by the Investor. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing summaries of the Collaboration Agreement, the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Collaboration Agreement, the Purchase Agreement and the form of Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Form 8-K, the disclosures in Item 1.01 above are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 26, 2025, the Company issued a press release announcing its entry into the Collaboration Agreement and the Private Placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor, shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that are not historical facts, including, but not limited to, statements regarding the Company’s future business plans, market opportunities, financial outlook, growth strategies, and anticipated operational results, are forward-looking statements. Words such as “aims,” “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks and uncertainties relating to the potential benefits of the Company’s collaboration with Yuwell; satisfaction of the closing conditions under the Purchase Agreement; the timing of the closing of the Equity Investment; market acceptance of its products; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; and risks associated with international operations. For a detailed discussion of these and other risks that could impact Inogen’s operations and financial performance, please refer to the “Risk Factors” section of its Annual Report on Form 10-K for the period ended December 31, 2023, its Quarterly Report on Form 10-Q for the calendar quarter ended March 31, 2024 and in its other filings with the SEC. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1 10.2

Collaboration Agreement, dated as of January 25, 2025, by and between Inogen, Inc. and Yuwell.

Securities Purchase Agreement, dated as of January 25, 2025, by and between Inogen, Inc. and the Investor.

10.3	Form of Registration Rights Agreement.
99.1	Press Release of Inogen, Inc., dated January 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

Date:	January 27, 2025	By:	/s/ Michael Bourque
Michael Bourque Executive Vice President Chief Financial Officer Treasurer